                                                                   EXHIBIT 10.19

THIS INSTRUMENT PREPARED BY AND
AFTER RECORDING MAIL TO:

Vedder, Price, Kaufman & Kammholz, P.C.
Attn:  Matthew T. O'Connor, Esq.
222 North LaSalle Street
Chicago, Illinois  60601

                         MORTGAGE AND SECURITY AGREEMENT

         THIS MORTGAGE AND SECURITY AGREEMENT (hereinafter referred to as the "Mortgage") made as of this 17th day of November, 2003, by SIGMATRON INTERNATIONAL, INC., a Delaware corporation, having its principal office at 2201 Landmeier Road, Elk Grove Village, Illinois 60007 (the "Mortgagor') to LASALLE BANK NATIONAL ASSOCIATION, a national banking association (herein, together with its successors and assigns, including each and every holder of the Note, hereinafter called the "Mortgagee"), whose address is 135 South LaSalle Street, Chicago, Illinois 60603, Attention: Sara Huizinga.

         WHEREAS, Mortgagor is the owner of the fee simple estate in the Real Estate (as hereinafter defined);

         WHEREAS, the Mortgagor has, concurrently herewith, executed and delivered to the Mortgagee, a Mortgage Note of even date herewith, payable to the order of Mortgagee, in the principal sum of Three Million Six Hundred Thousand and 00/100 ($3,600,000.00) Dollars (herein called the "Note") bearing interest at the rate specified therein, due in the manner as provided therein and in any event on the 30th day of November, 2008, the terms and provisions of which Note are incorporated herein and made a part hereof by this reference with the same effect as if set forth at length;

         WHEREAS, the indebtedness evidenced by the Note, including the principal thereof and interest and premium, if any, thereon, and any extensions, refinancings, amendments, renewals, and modifications thereof, in whole or in part, and any and all other sums which may be at any time due or owing or required to be paid by Mortgagor as herein or in the Note, is herein collectively called the "Indebtedness Hereby Secured"; and

         WHEREAS, as a condition precedent for Mortgagee extending any financial accommodation to Mortgagor pursuant to the Note or otherwise, Mortgagee has requested that Mortgagor execute and deliver this Mortgage to Mortgagee and that all loans under the Note shall be in reliance upon this Mortgage.

                                                                   EXHIBIT 10.19

         NOW, THEREFORE, THIS MORTGAGE WITNESSETH:

         That to secure the payment of the principal of and interest and premium, if any, on the Note according to its tenor and effect and to secure the payment of all other Indebtedness Hereby Secured and the performance and observance of all the covenants, provisions and agreements herein and in the Note (whether or not the Mortgagor is personally liable for such payment, performance and observance) and in consideration of the premises, and for other good and valuable considerations, the receipt and sufficiency of all of which is hereby acknowledged by the Mortgagor, the Mortgagor does hereby GIVE, GRANT, BARGAIN, SELL, WARRANT, RELEASE, REMISE, ALIENATE, ASSIGN, GRANT A SECURITY INTEREST IN, TRANSFER, HYPOTHECATE, DEPOSIT, PLEDGE, SET OVER, MORTGAGE and CONVEY unto the Mortgagee all and sundry rights, interests and property hereinafter described (all herein together called the "Premises"):

         (a) All of the real estate (herein called the "Real Estate") legally described in EXHIBIT "A" attached hereto and made a part hereof,

         (b) All buildings and other improvements now or at any time hereafter constructed or erected upon or located at the Real Estate, together with and including, but not limited to, all fixtures, equipment, machinery, appliances and other articles and attachments now or hereafter forming part of or incorporated in any such building or improvements (all herein generally called the "Improvements");

         (c) All privileges, reservations, allowances, hereditaments, tenements and appurtenances now or hereafter belonging or pertaining to the Real Estate or Improvements;

         (d) All leasehold estates, right, title and interest of Mortgagor in any and all leases, subleases, arrangements or agreements relating to the use and occupancy of the Real Estate and Improvements or any portion thereof, now or hereafter existing or entered into (all herein generally called "Leases"), together with all cash or security deposits, advance rentals and other deposits or payments of similar nature given in connection with any Leases;

         (e) All rents, issues, profits, royalties, income, avails, and other benefits now or hereafter derived from the Real Estate and Improvements, under Leases or otherwise (all herein generally called "Rents"), subject to the right, power and authority given to the Mortgagor in the Assignment hereinafter referred to, to collect and apply the Rents;

         (f) All right, title and interest of Mortgagor in and to all options to purchase or lease the Real Estate or Improvements or any portion thereof or interest therein, or any other rights, interests or greater estates in the rights and properties comprising the Premises, now owned or hereafter acquired by Mortgagor;

         (g) Any interests, estates or other claims, both in law and in equity, which Mortgagor now has or may hereafter acquire in the Real Estate and Improvements or other

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                                                                   EXHIBIT 10.19

                  rights, interests or properties comprising the Premises now owned or hereafter acquired;

         (h) All right, title and interest of Mortgagor now owned or hereafter acquired in and to (i) any land or vaults lying within the right-of-way of any street or alley, open or proposed, adjoining the Real Estate; (ii) any and all alleys, sidewalks, strips and gores of land adjacent to or used in connection with the Real Estate and Improvements; (iii) any and all rights and interests of every name or nature forming part of or used in connection with the Real Estate and/or the operation and maintenance of the Improvements; (iv) all easements, rights-of-way and rights used in connection with the Real Estate or Improvements or as a means of access thereto; and (v) all water rights and shares of stock evidencing the same;

         (i) All right, title and interest of Mortgagor in and to all tangible personal property (herein called "Personal Property"), owned by Mortgagor and now or at any time hereafter located in, on or at the Real Estate or now or hereafter forming part of, attached to or incorporated in or intended to be utilized for any Improvements, enumerated as follows:

                  (i) all building materials and equipment located upon the Real Estate and intended to be incorporated in the Improvements now or hereafter to be constructed thereon, whether or not yet incorporated in such Improvements;

                  (ii) all machines, machinery, fixtures, apparatus, equipment or articles used in supplying heating, gas, electricity, air-conditioning, water, light, power, sprinkler protection, waste removal, refrigeration and ventilation, and all fire sprinklers, alarm systems, electronic monitoring equipment and devices;

                  (iii) all window or structural cleaning rigs, maintenance equipment relating to exclusion of vermin or insects and removal of dust, refuse or garbage;

                  (iv) all tacked down rugs, carpets and other floor coverings, drapery rods and brackets, awnings, window shades, venetian blinds and curtains; and

                  (v)      all lighting fixtures;

provided that there shall be excluded from and not included within the term "Personal Property" as used herein and hereby mortgaged and conveyed, any equipment, trade fixtures, furniture, furnishings or other property of tenants under any Leases of the Premises;

         (j) All the estate, interest, right, title or other claim or demand which Mortgagor now has or may hereafter have or acquire with respect to (i) the proceeds of insurance in effect with respect to the Premises and (ii) any and all awards, claims for damages and other compensation made for or consequent upon the taking by condemnation, eminent domain or any like proceeding, or by any proceeding, or purchase in lieu thereof, of the whole or any part of the Premises, including,

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                                                                   EXHIBIT 10.19

                  without limitation, any awards and compensation resulting from a change of grade of streets and awards and compensation for severance damages (all herein generally called "Awards").

         TO HAVE AND TO HOLD all and sundry the Premises hereby mortgaged and conveyed or intended so to be, together with the rents, issues and profits thereof, unto the Mortgagee forever, free from all rights and benefits under and by virtue of the Homestead Exemption Laws of the State of Illinois (which rights and benefits are hereby expressly released and waived), for the uses and purposes herein set forth, together with all right to retain possession of the Premises after any default in the payment of all or any part of the Indebtedness Hereby Secured, or the breach of any covenant or agreement herein contained, or upon the occurrence of any Event of Default, as hereinafter defined;

         FOR THE PURPOSE OF SECURING:

         (a) Payment of the indebtedness with interest thereon evidenced by the Note and any and all modifications, refinancings, extensions and renewals thereof, and all other Indebtedness Hereby Secured;

         (b) Performance and observance by Mortgagor of all of the terms, provisions, covenants and agreements on Mortgagor's part to be performed and observed under the Assignment referred to in
                  Section 25 hereof,

         (c) Performance and observance by Mortgagor of all of the terms, provisions, covenants and agreements on Mortgagor's part to be performed or observed under the Loan Documents (as defined in the Note) of even date herewith, entered into by and between Mortgagee and Mortgagor; and

         (d) Performance by any guarantor of its obligations under any guaranty or other instrument given to further secure the payment of the Indebtedness Hereby Secured or the performance of any obligation secured hereby.

         PROVIDED, NEVERTHELESS, and these presents are upon the express condition that if all of the Indebtedness Hereby Secured shall be duly and punctually paid and all the terms, provisions, conditions and agreements herein contained on the part of the Mortgagor to be performed or observed shall be strictly performed and observed, then Mortgagee shall release this Mortgage at the expense of Mortgagor.

         AND IT IS FURTHER AGREED THAT:

1. PAYMENT OF INDEBTEDNESS. The Mortgagor will duly and promptly pay each and every installment of the principal of and interest and premium, if any, on the Note, and all other Indebtedness Hereby Secured that Mortgagor may or may become obligated to pay under the Note or otherwise, as the same become due, and will duly perform and observe all of the covenants, agreements and provisions herein or in the Note provided on the part of the Mortgagor to be performed and observed.

2. MAINTENANCE, REPAIR, RESTORATION, PRIOR LIENS, PARKING. The Mortgagor will:

                                                                   EXHIBIT 10.19

         (a) promptly repair, restore or rebuild any Improvements now or hereafter on the Premises which may become damaged or be destroyed whether or not proceeds of insurance are available or sufficient for the purpose;

         (b) keep the Premises in good condition and repair, without waste, and free from mechanics' liens, materialmen's or like liens or claims or other liens or claims for lien not expressly subordinated to the lien hereof;

         (c) pay, when due, any indebtedness which may be secured by a lien or charge on the Premises on a parity with or superior to the lien hereof, and upon request exhibit satisfactory evidence of the discharge of such lien to the Mortgagee;

         (d) complete, within a reasonable time, any Improvements now or at any time in the process of erection upon the Premises;

         (e) comply with all requirements of law, municipal ordinances or restrictions and covenants of record with respect to the Premises and the use thereof;

         (f) make no material alterations in the Premises, except as required by law or municipal ordinance;

         (g) suffer or permit no change in the general nature of the occupancy of the Premises without the Mortgagee's prior written consent, which shall not be unreasonably withheld;

         (h)      pay when due all operating costs of the Premises;

         (i) initiate or acquiesce in no zoning reclassification with respect to the Premises, without the Mortgagee's prior written consent, which shall not be unreasonably withheld; and

(j) provide, improve, grade, surface and thereafter maintain, clean, repair, police and adequately light parking areas within the Premises as may be required by law, ordinance or regulation, together with any sidewalks, aisles, streets, driveways and sidewalk cuts and sufficient paved areas for ingress, egress and right-of-way to and from the adjacent public thoroughfares necessary or desirable for the use thereof.

3. TAXES. The Mortgagor will pay when due and before any penalty attaches, all general and special taxes, assessments, water charges, sewer charges, and other fees, taxes, charges and assessments of every kind and nature whatsoever (all herein generally called "Taxes"), whether or not assessed against the Mortgagor, if applicable to the Premises or any interest therein, or the Indebtedness Hereby Secured, or any obligation or agreement secured hereby; and Mortgagor will, upon written request, furnish to the Mortgagee duplicate receipts therefor; provided that the Mortgagor may contest the amount or propriety of any Taxes in accordance with the provisions of Section 29 hereof, provided that (a) in the event that any law or court decree has the effect of deducting from the value of land for the purposes of taxation any lien thereon, or imposing upon the Mortgagee the payment in whole or any part of the Taxes or liens herein required to be paid

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                                                                   EXHIBIT 10.19

by Mortgagor, or changing in any way the laws relating to the taxation of mortgages or debts secured by mortgages or in the interest of the Mortgagee in the Premises or the manner of collection of Taxes, so as to affect this Mortgage or the Indebtedness Hereby Secured or the holder thereof, then, and in any such event, the Mortgagor upon demand by the Mortgagee, will pay such Taxes, or reimburse the Mortgagee therefor and (b) nothing in this Section 3 contained shall require the Mortgagor to pay any income, franchise or excise tax imposed upon the Mortgagee, excepting only such which may be levied against such income expressly as and for a specific substitute for Taxes on the Premises, and then only in an amount computed as if the Mortgagee derived no income from any source other than its interest hereunder.

4. INSURANCE COVERAGE. The Mortgagor will insure and keep insured the Premises and each and every part and parcel thereof against such perils and hazards as the Mortgagee may from time to time require, and in any event including:

         (a) Insurance against loss to the improvements caused by fire, lightning and risks covered by the so-called "all perils" endorsement and such other risks as the Mortgagee may reasonably require, in amounts (but in no event less than the initial stated principal amount of the Note) equal to the full replacement value of the improvements, plus the cost of debris removal, with full replacement cost endorsement;

         (b) Comprehensive general public liability insurance against bodily injury and property damage in any way arising in connection with the Premises with such limits as the Mortgagee may reasonably require and in any event not less than $2,000,000.00 single limit coverage;

         (c) During the making of any alterations or improvements to the Premises (i) insurance covering claims based on the owner's contingent liability not covered by the insurance provided in Subsection (b) above; (ii) Workmen's Compensation insurance covering all persons engaged in making such alterations or improvements; and (iii) builder's risk insurance complete form;

         (d) Federal Flood Insurance in the maximum obtainable amount up to the amount of the Indebtedness Hereby Secured evidenced by the Note, if the Premises is in a "flood plain area" as defined by the Federal Insurance Administration pursuant to the Federal Flood Disaster Protection Act of 1973, as amended;

         (e) Rental value insurance (or, at the discretion of the Mortgagee, business interruption insurance) in amounts sufficient to pay during any period of up to one (1) year in which the Improvements may be damaged or destroyed (i) all rents derived from the Premises and (ii) all amounts (including, but not limited to, all taxes, assessments, utility charges and insurance premiums) required herein to be paid by the Mortgagor or by tenants of the Premises; and

         (f) If any part of the Premises is now or hereafter used for the sale or dispensing of beer, wine, spirits or any other alcoholic beverages, so-called "Dram Shop" or "Innkeeper's Liability" insurance against claims or liability arising directly or

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                                                                   EXHIBIT 10.19

                  indirectly to persons or property on account of such sale or dispensing of beer, wine, spirits or other alcoholic beverages, including in such coverage loss of means of support, all in amounts as may be required by law or as the Mortgagee may specify, but in no event less than $2,000,000.00 single limit coverage.

5. INSURANCE POLICIES. All policies of insurance to be maintained and provided as required by Section 4 hereof shall:

         (a) be in forms, companies having the best available and commercially reasonable rating, as reasonably approved by Mortgagee (but which shall not be required to be a higher rating than currently held by Mortgagor's insurers) and are licensed to transact business in the State of Illinois and amounts reasonably satisfactory to Mortgagee, and all policies of casualty insurance shall have attached thereto mortgagee clauses or endorsements in favor of and with loss payable to Mortgagee;

         (b) contain endorsements that no act or negligence of the insured or any occupant and no occupancy or use of the Premises for purposes more hazardous than permitted by the terms of the policies will affect the validity or enforceability of such policies as against Mortgagee;

         (c) be written in amounts sufficient to prevent Mortgagor from becoming a coinsurer; and

         (d) provide for thirty (30) days prior written notice of cancellation or material modification to Mortgagee.

         Mortgagor will deliver binding certificates of insurance evidencing all policies and renewal policies to Mortgagee, and in case of insurance policies about to expire, the Mortgagor will deliver renewal certificates not less than thirty (30) days prior to the respective dates of expiration. Upon Mortgagee's written request, Mortgagor will deliver all policies, including additional and renewal policies, to Mortgagee.

6. DEPOSITS FOR TAXES. In order to assure the payment of Taxes payable with respect to the Premises as and when the same shall become due and payable:

         (a) The Mortgagor shall deposit with the Mortgagee on the first day of each and every month, commencing with the date the first payment of interest and/or principal and interest shall become due on the Indebtedness Hereby Secured, an amount equal to One-Twelfth (1/12) of the Taxes next to become due upon the Premises; provided that, in the case of the first such deposit, there shall be deposited in addition an amount as estimated by Mortgagee which, when added to monthly deposits to be made thereafter as provided for herein, shall assure to Mortgagee's satisfaction that there will be sufficient funds on deposit to pay Taxes as they come due;

         provided that the amount of such deposits (herein generally called "Tax Deposits") shall be based upon Mortgagee's reasonable estimate as to the amount of Taxes next to be

                                                                   EXHIBIT 10.19

         payable; and all Tax Deposits shall be held by the Mortgagee without any allowance of interest thereon.

         (b) The aggregate of the monthly Tax Deposits, together with monthly payments of interest and/or principal and interest payable on the Note shall be paid in a single payment each month, to be applied to the following items in the order stated:

                  (i)      Taxes;

                  (ii) Late Charges (as defined in the Note) and costs advanced by Mortgagee;

                  (iii) Indebtedness Hereby Secured other than principal and interest on the Note;

                  (iv)     Interest on the Note; and

                  (v)      The principal of the Note.

         (c) The Mortgagee will, out of the Tax Deposits, upon the presentation to the Mortgagee by the Mortgagor of the bills therefor, pay the Taxes or will, upon presentation of receipted bills therefor, reimburse the Mortgagor for such payments made by the Mortgagor. If the total Tax Deposits on hand shall not be sufficient to pay all of the Taxes when the same shall become due, then the Mortgagor shall pay to the Mortgagee on demand any amount necessary to make up the deficiency. If the total of such Deposits exceed the amount required to pay the Taxes, such excess shall be credited on subsequent payments to be made for such items.

         (d) In the event of a default in any of the provisions contained in this Mortgage or in the Note, the Mortgagee may, at its option, without being required so to do, apply any Tax Deposits on hand on any of the Indebtedness Hereby Secured, in such order and manner as the Mortgagee may elect. When the Indebtedness Hereby Secured has been fully paid, then any remaining Tax Deposits shall be paid to the Mortgagor. All Tax Deposits are hereby pledged as additional security for the Indebtedness Hereby Secured, and shall be held in trust to be irrevocably applied for the purposes for which made as herein provided, and shall not be subject to the direction or control of the Mortgagor.

         (e) Notwithstanding anything to the contrary herein contained, the Mortgagee shall not be liable for any failure to apply to the payment of Taxes any amounts deposited as Tax Deposits unless the Mortgagor, while no default exists hereunder and within a reasonable time prior to the due date, shall have requested the Mortgagee in writing to make application of such Deposits on hand to the payment of the particular Taxes for the payment of which such Deposits were made, accompanied by the bills therefor.

Notwithstanding the foregoing provisions of this Section 6, Mortgagor shall not be required to make the tax deposits required hereby provided that (i) Mortgagor delivers to Mortgagee no less

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                                                                   EXHIBIT 10.19

than 15 days prior to its due date, evidence of payment in full of all general and special taxes assessed against the Premises; and (ii) no Event of Default under the Note or any of the terms and provisions of this Mortgage and the Loan Documents shall be existing

7. PROCEEDS OF INSURANCE. The Mortgagor will give the Mortgagee prompt notice of any damage to or destruction of the Premises, and,

         (a) In case of loss covered by policies of insurance, the Mortgagee (or, after entry of decree of foreclosure, the purchaser at the foreclosure sale or decree creditor, as the case may be) is hereby authorized at its option either (i) to settle and adjust any claim under such policies without the consent of the Mortgagor, or (ii) allow the Mortgagor to agree with the insurance company or companies on the amount to be paid upon the loss; provided that the Mortgagor may itself adjust losses aggregating not in excess of One Hundred Thousand Dollars ($100,000.00), and provided further that in any case the Mortgagee shall, and is hereby authorized to, collect and receipt for any such insurance proceeds; and the expenses incurred by the Mortgagee in the adjustment and collection of insurance proceeds shall be so much additional Indebtedness Hereby Secured, and shall be reimbursed to the Mortgagee upon demand;

         (b) In the event of any destruction of the Premises or any part thereof (herein called an "Insured Casualty") and if, in the reasonable judgment of the Mortgagee, the Premises can be restored to an architectural and economic unit of the same character and not less valuable than the same was prior to the Insured Casualty, and adequately securing the outstanding balance of the Indebtedness Hereby Secured and the insurers do not deny liability to the insured, then, if no Event of Default as hereinafter defined shall have occurred and be then continuing, the proceeds of insurance shall be applied to reimburse the Mortgagor for the cost of restoring, repairing, replacing or rebuilding (herein generally called "Restoring") the Premises or any part thereof subject to Insured Casualty, as provided for in Section 9 hereof;

         (c) If in the reasonable judgment of Mortgagee the Premises cannot be restored to an architectural and economic unit as provided for in Subsection (b) above, then at any time from and after the Insured Casualty, upon thirty (30) days written notice to Mortgagor, Mortgagee may declare the entire balance of the Indebtedness Hereby Secured to be, and at the expiration of such thirty (30) day period the Indebtedness Hereby Secured shall be and become, immediately due and payable;

         (d) Except as provided for in Subsection (b) of this Section 7, Mortgagee shall apply the proceeds of insurance (including amounts not required for Restoring effected in accordance with Subsection (b) above) consequent upon any Insured Casualty toward the Indebtedness Hereby Secured, in such order or manner as the Mortgagee may elect; provided that no premium or penalty shall be payable in connection with any prepayment of the Indebtedness Hereby Secured made out of insurance proceeds as aforesaid;

                                                                   EXHIBIT 10.19

         (e) In the event that proceeds of insurance, if any, shall be made available to the Mortgagor for the restoring of the Premises, Mortgagor hereby covenants to restore the same so that the Premises will be of at least equal value and of substantially the same character as prior to such damage or destruction; all to be effected in accordance with plans and specifications to be first submitted to and approved by the Mortgagee;

         (f) Any portion of the insurance proceeds remaining after payment in full of the Indebtedness Hereby Secured shall be paid to Mortgagor or as ordered by a court of competent jurisdiction;

         (g) Money market interest shall be payable by Mortgagee to Mortgagor on account of any insurance proceeds at anytime held by Mortgagee.

8. CONDEMNATION. The Mortgagor will give Mortgagee prompt notice of any proceedings, instituted or threatened, seeking condemnation or taking by eminent domain or any like process (herein generally called a "Taking"), of all or any part of the Premises, including damages to grade; and,

         (a) Mortgagor hereby assigns, transfers and sets over unto Mortgagee the entire proceeds of any Award consequent upon any Taking;

         (b) If in the reasonable judgment of the Mortgagee the Premises can be restored to an architectural and economic unit of the same character and not less valuable than the Premises prior to such Taking and adequately securing the outstanding balance of the Indebtedness Hereby Secured, then if no Event of Default, as hereinafter defined, shall have occurred and be then continuing, the Award shall be applied to reimburse Mortgagor for the cost of Restoring the portion of the Premises remaining after such Taking, as provided for in
                  Section 9 hereof,

         (c) If in the reasonable judgment of Mortgagee the Premises cannot be restored to an architectural and economic unit as provided for in Subsection (b) above, then at any time from and after the Taking, upon thirty (30) days written notice to Mortgagor, Mortgagee may declare the entire balance of the Indebtedness Hereby Secured to be, and at the expiration of such thirty
                  (30) day period the Indebtedness Hereby Secured shall be and become, immediately due and payable;

         (d) Except as provided for in Subsection (b) of this Section 8, Mortgagee shall apply any Award (including the amount not required for Restoration effected in accordance with Subsection (b) above) toward the indebtedness Hereby Secured in such order or manner as Mortgagee may elect; provided that no premium or penalty shall be payable in connection with any prepayment of the Indebtedness Hereby Secured made out of any Award as aforesaid;

         (e) In the event that any Award shall be made available to the Mortgagor for Restoring the portion of the Premises remaining after a Taking, Mortgagor hereby covenants to restore the remaining portion of the Premises so that it will be of at least equal value and of substantially the same character as prior to such Taking,

                                                                   EXHIBIT 10.19

                  all to be effected in accordance with plans and specifications to be first submitted to and approved by Mortgagee;

         (f) Any portion of any Award remaining after payment in full of the Indebtedness Hereby Secured shall be paid to Mortgagor or as ordered by a court of competent jurisdiction; and

         (g) Money market interest shall be payable by Mortgagee to Mortgagor on account of any Award at any time held by Mortgagee.

9. DISBURSEMENT OF INSURANCE PROCEEDS AND CONDEMNATION AWARDS. In the event the Mortgagor is entitled to reimbursement out of insurance proceeds or any Award held by the Mortgagee, such proceeds shall be disbursed from time to time upon the Mortgagee being furnished with satisfactory evidence of the estimated cost of completion of the Restoring, with funds (or assurances satisfactory to the Mortgagee that such funds are available) sufficient in addition to the proceeds of insurance or Award, to complete the proposed Restoring, and with such architect's certificate, waivers of lien, contractor's sworn statements and such other evidence of cost and of payment as the Mortgagee may reasonably require and approve; and the Mortgagee may, in any event, require that all plans and specifications for such Restoring be submitted to and approved by the Mortgagee prior to commencement of work. No payment made prior to the final completion of the Restoring shall exceed ninety percent (90%) of the value of the work performed from time to time; funds other than proceeds of insurance or the Award shall be disbursed prior to disbursement of such proceeds; and at all times the undisbursed balance of such proceeds remaining in the hands of the Mortgagee, together with funds deposited for the purpose or irrevocably committed to the satisfaction of the Mortgagee by or on behalf of the Mortgagor for the purpose, shall be at least sufficient in the reasonable judgment of the Mortgagee to pay for the cost of completion of the Restoring, free and clear of all liens or claims for lien.

10. STAMP TAX. If, by the laws of the United States of America, or of any state having jurisdiction over the Mortgagor, any tax is due or becomes due in respect of the issuance of the Note, the Mortgagor shall pay such tax in the manner required by such law.

11. PREPAYMENT PRIVILEGE. At such time as the Mortgagor is not in default under the terms of the Note, or under the terms of this Mortgage, the Mortgagor shall have the privilege of making prepayments on the principal of the Note (in addition to the required payments thereunder) in accordance with the terms and conditions, if any, set forth in the Note, but not otherwise.

12. EFFECT OF EXTENSIONS OF TIME, AMENDMENTS ON JUNIOR LIENS AND OTHERS. If the payment of the Indebtedness Hereby Secured, or any part thereof, be extended or varied, or if any part of the security be released, all persons now or at any time hereafter liable therefor, or interested in the Premises, shall be held to assent to such extension, variation or release, and their liability, if any, and the lien, and all provisions hereof, shall continue in full force and effect; the right of recourse against all such persons being expressly reserved by the Mortgagee, notwithstanding any such extensions, variation or release. Any person, firm or corporation taking a junior mortgage or other lien upon the Premises or any interest therein, shall take the said lien subject to the rights of the Mortgagee herein to amend, modify and supplement this Mortgage, the Note,

                                                                   EXHIBIT 10.19

and the Assignment hereinafter referred to, and to vary the rate of interest and the method of computing the same, and to impose additional fees and other charges, and to extend the maturity of the Indebtedness Hereby Secured, in each and every case without obtaining the consent of the holder of such junior lien and without the lien of this Mortgage losing its priority over the rights of any such junior lien. Nothing in this Section contained shall be construed as waiving any provision of Section 17 hereof which provides, among other things, that it shall constitute an Event of Default if the Premises be sold, conveyed or encumbered.

13. EFFECT OF CHANGES IN TAX LAWS. In the event of the enactment after the date hereof by any legislative authority having jurisdiction of the Premises of any law deducting from the value of land for the purposes of taxation, any lien thereon, or imposing upon the Mortgagee the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by the Mortgagor, or changing in any way the laws relating to the taxation of mortgage or debts secured by mortgages or the Mortgagee's interest in the Premises, or the method of collecting taxes, so as to affect this Mortgage or the Indebtedness Hereby Secured, or the holder thereof, then, and in any such event, the Mortgagor, upon demand by the Mortgagee, shall pay such taxes or assessments, or reimburse the Mortgagee therefor; provided that if in the opinion of counsel for the Mortgagee the payment by Mortgagor of any such taxes or assessments shall be unlawful, then the Mortgagee may, by notice to the Mortgagor, declare the entire principal balance of the Indebtedness Hereby Secured to be due and payable on a date specified in such notice not less than 180 days after the date of such notice, and the Indebtedness Hereby Secured shall then be due and payable without premium or penalty on the date so specified in such notice.

14. MORTGAGEE'S PERFORMANCE OF MORTGAGOR'S OBLIGATIONS. Upon the occurrence of an Event of Default herein, the Mortgagee either before or after acceleration of the Indebtedness Hereby Secured or the foreclosure of the lien hereof and during the period of redemption, if any, may, but shall not be required to, make any payment or perform any act herein which is required of the Mortgagor (whether or not the Mortgagor is personally liable therefor) in any form and manner deemed expedient to the Mortgagee; and the Mortgagee may, but shall not be required to make full or partial payments of principal or interest on prior encumbrances, if any, and purchase, discharge, compromise or settle any tax lien or other prior lien or title or claim thereof, or redeem from any tax sale or forfeiture affecting the Premises, or contest any tax or assessment, and may, but shall not be required to, complete construction, furnishing and equipping of the improvements upon the Premises and rent, operate and manage the Premises and such Improvements and pay operating costs and expenses, including reasonable management fees, of every kind and nature in connection therewith, so that the Premises and Improvements shall be operational and usable for their intended purposes. All monies paid for any of the purposes herein authorized, and all expenses paid or incurred in connection therewith, including reasonable attorney's fees and any other monies advanced by the Mortgagee to protect the Premises and the lien hereof, or to complete construction, furnishing and equipping or to rent, operate and manage the Premises and such Improvements or to pay any such operating costs and expenses thereof or to keep the Premises and Improvements operational and usable for their intended purposes, shall be so much additional Indebtedness Hereby Secured, whether or not they exceed the amount of the Note, and shall become immediately due and payable without notice, and with interest thereon at the default rate, specified in the Note (herein called the "Default Rate"). Inaction of the Mortgagee shall never be considered a waiver of any right accruing to it on account of any default on the part of the Mortgagor. The Mortgagee, in making

                                                                   EXHIBIT 10.19

any payment hereby authorized (a) relating to taxes and assessments, may do so according to any bill, statement or estimate, without inquiry into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof;
(b) for the purchase, discharge, compromise or settlement of any other prior lien, may do so without inquiry as to the validity or amount of any claim for lien which may be asserted; or (c) in connection with the completion of construction, furnishing or equipping of the improvements or the Premises or the rental, operation or management of the Premises or the payment of operating costs and expenses thereof, Mortgagee may do so in such amounts and to such persons as Mortgagee may deem appropriate and may enter into such contracts therefor as Mortgagee may deem appropriate or may perform the same itself.

15. INSPECTION OF PREMISES. The Mortgagee shall have the right to inspect the Premises at all reasonable times, and access thereto shall be permitted for that purpose, provided, if no emergency condition or Event of Default shall then exist, Mortgagee shall provide Mortgagor with no less than 48 hours prior notice of an inspection.

16. FINANCIAL STATEMENTS. The Mortgagor will, within one hundred twenty (120) days after the end of each fiscal year of Mortgagor (or if Mortgagor is a trustee, then the end of each fiscal year of the beneficiary of Mortgagor), furnish to the Mortgagee at the place where interest thereon is then payable, the financial statement and tax returns of the Mortgagor (or the beneficiary of Mortgagor if Mortgagor is a trustee) and each guarantor or co-maker of the Note (provided, the financial statements of each individual guarantor shall not be due until October 1 of each year), currently dated, and financial and operating statements of the Premises for such fiscal year, all in reasonable detail and in any event including a balance sheet and income statement. Such financial and operating statements shall be prepared at the expense of Mortgagor in such manner as may be reasonably acceptable to the Mortgagee. If the statements furnished shall not be prepared in accordance with generally accepted accounting principles consistently applied, or if Mortgagor fails to furnish the same when due, Mortgagee may audit or cause to be audited the books of the Premises, the Mortgagor, the beneficiary of Mortgagor, if applicable, and/or each guarantor or co-maker of the Note, at Mortgagor's expense, and the costs of such audit shall be so much additional Indebtedness Hereby Secured bearing interest, if not paid within ten (10) days of written demand, at the Default Rate until paid, and payable upon demand. In addition to the above, Mortgagor shall deliver within one hundred twenty (120) days after the end of each fiscal year of each corporate guarantor of the Note, the reviewed financial statements of each such corporate guarantor for such fiscal year.

17. RESTRICTIONS ON TRANSFER. It shall be an immediate Event of Default and default hereunder if, without the prior written consent of the Mortgagee, the Mortgagor shall create, effect, contract for, commit to or consent to or shall suffer or permit any conveyance, sale, assignment, transfer, lien, pledge, mortgage, security interest or other encumbrance or alienation of the Premises or any part thereof, or interest therein, excepting only sales or other disposition of Collateral as defined in Section 18 no longer useful in connection with the operation of the Premises (herein called "Obsolete Collateral"), provided that prior to the sale or other disposition thereof, such Obsolete Collateral has been replaced by Collateral, subject to the first and prior lien hereof, of at least equal value and utility. Mortgagee may condition its consent of the foregoing upon an increase in rate of interest payable upon the Indebtedness Hereby Secured, change in monthly

                                                                   EXHIBIT 10.19

payments thereon, change in maturity thereof and/or the payment of a fee, all as Mortgagee may in its sole discretion require.

(Each event described in the foregoing Section 17 being sometimes hereinafter referred to as "Unpermitted Transfer") in each case whether any such conveyance, sale, assignment, transfer, lien, pledge, mortgage, security interest, encumbrance or alienation is effected directly, indirectly, voluntarily or involuntarily, by operation of law or otherwise; provided that the foregoing provisions of this Section 17 shall not apply (i) to liens securing the Indebtedness Hereby Secured, (ii) to the lien of current taxes and assessments not yet due and payable or (iii) to any transfers of the Premises, or part thereof, or interest therein, by or on behalf of an owner thereof who is deceased or declared judicially incompetent, to such owner's heirs, legatees, devisees, executors, administrators, estate, personal representatives and/or committee. The provisions of this Section 17 shall be operative with respect to, and shall be binding upon, any persons who, in accordance with the terms hereof or otherwise, shall acquire any part of or interest in or encumbrance upon the Premises.

18. UNIFORM COMMERCIAL CODE. This Mortgage shall be construed as a Mortgage on real property, and it shall also constitute and serve as a Security Agreement on the Personal Property and shall constitute, until the grant of this Mortgage shall terminate, a first and prior pledge and assignment and a first and prior security interest under the Uniform Commercial Code of the State in which the Premises is located (herein called the "Code") with respect to any part of the Premises which may or might now or hereafter be or be deemed to be Personal Property or fixtures (all herein called "Collateral"); all of the terms, provisions, conditions and agreements contained in this Mortgage pertain and apply to the Collateral as fully and to the same extent as to any other property comprising the Premises; and the following provisions of this Section 18 shall not limit the generality or applicability of any other provisions of this Mortgage but shall be in addition thereto:

         (a) Mortgagee shall have all the rights, remedies and recourses with respect to the Collateral afforded a secured party by the Code, now or hereafter in effect, in addition to, and not in limitation of, the other rights, remedies and recourses afforded by the Loan Documents.

         (b) The Collateral is to be used by the Mortgagor solely for business purposes, being installed upon the Premises for Mortgagor's own use or as the equipment and furnishings furnished by Mortgagor, as landlord, to tenants of the Premises.

         (c) The Collateral will be kept at the Real Estate and will not be removed therefrom without the consent of the Mortgagee (being the Secured Party as that term is used in the Code) by Mortgagor or any other person; and the Collateral may be affixed to such Real Estate but will not be affixed to any other real estate.

         (d) The only persons having any interest in the Collateral are the Mortgagor, Mortgagee and any tenants thereof reasonably approved by Mortgagee.

         (e) No Financing Statement covering any of the Collateral or any proceeds thereof is on file in any public office except pursuant hereto; and Mortgagor will at its own

                                                                   EXHIBIT 10.19

                  cost and expense, upon demand, furnish to the Mortgagee such further information and will execute and deliver to the Mortgagee such financing statements and other documents in form reasonably satisfactory to the Mortgagee and will do all such acts and things as the Mortgagee may at any time or from time to time reasonably request or as may be necessary or appropriate to establish and maintain a perfected security interest in the Collateral as security for the Indebtedness Hereby Secured, and does hereby authorize Mortgagee to prepare and file financing statements and other documents in form reasonably satisfactory to Mortgagee and to do all such acts and other things as Mortgagee may at any time or from time to time deem reasonably necessary or appropriate to establish and maintain a perfected security interest in the Collateral, subject to no adverse liens or encumbrances, and the Mortgagor will pay the cost of filing the same or filing or recording such financing statements or other documents, and this instrument, in all public offices wherever filing or recording is deemed by the Mortgagee to be necessary or desirable.

         (f) Upon the occurrence of any Event of Default hereunder (regardless of whether the Code has been enacted in the jurisdiction where rights or remedies are asserted) and at any time thereafter (such Event of Default not having previously been cured), the Mortgagee at its option may declare the Indebtedness Hereby Secured immediately due and payable, all as more fully set forth in Section 19 hereof, and thereupon Mortgagee shall have the remedies of a secured party under the Code, including, without limitation, the right to take immediate and exclusive possession of the Collateral, or any part thereof, and for that purpose may, so far as the Mortgagor can give authority therefor, with or without judicial process, enter (if this can be done without breach of the peace) upon any place which the Collateral or any part thereof may be situated and remove the same therefrom (provided that if the Collateral is affixed to real estate, such removal shall be subject to the conditions stated in the
                  Code); and the Mortgagee shall be entitled to hold, maintain, preserve and prepare the Collateral for sale, until disposed of, or may propose to retain the Collateral subject to the Mortgagor's right of redemption in satisfaction of the Mortgagor's obligations as provided in the Code. The Mortgagee without removal may render the Collateral unusable and dispose of the Collateral on the Premises. The Mortgagee may require the Mortgagor to assemble the Collateral and make it available to the Mortgagee for its possession at a place to be designated by Mortgagee which is reasonably convenient to both parties. The Mortgagee will give at least ten (10) days notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is made. The requirements of reasonable notice shall be met if such notice is mailed, by certified mail or equivalent, postage prepaid, to the address of Mortgagor determined as provided in Section 37 hereof, at least ten (10) days before the time of the sale or disposition. The Mortgagee may buy at any public sale, and if the Collateral is a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, Mortgagee may buy at any private sale. Any such sale may be held as part of and in conjunction with any foreclosure sale of the Real Estate comprised within the Premises, the Collateral and Real Estate to be sold as

                                                                   EXHIBIT 10.19

                  one lot if Mortgagee so elects. The net proceeds realized upon any such disposition, after deduction for the expenses of retaking, holding, preparing for sale, selling or the like and the reasonable attorneys' fees and legal expenses incurred by Mortgagee, shall be applied toward the Indebtedness Hereby Secured. The Mortgagee will account to the Mortgagor for any surplus realized on such disposition. The Mortgagor will remain liable for any deficiency remaining after any such disposition.

         (g) The remedies of the Mortgagee hereunder are cumulative and the exercise of any one or more of the remedies provided for herein or under the Code shall not be construed as a waiver of any of the other remedies of the Mortgagee, including having the Collateral deemed part of the Real Estate upon any foreclosure thereof so long as any part of the Indebtedness Hereby Secured remains unsatisfied.

         (h) The terms and provisions contained in this Section 18 shall, unless the context otherwise requires, have the meanings and be construed as provided in the Code.

19. EVENTS OF DEFAULT. If one or more of the following events (herein called "Events of Default") shall occur:

         (a) if default is made in the due and punctual payment of the Note or any installment thereof, either principal or interest, as and when the same is due and payable; or

         (b) If default is made in the making of any payment of any other monies required to be made under the Note or hereunder and such default shall not be cured within seven (7) days after written notice thereof to Mortgagor; or

         (c) If an Unpermitted Transfer as described in Section 17 hereof shall occur and be continuing without notice or period of grace of any kind; or

         (d) If default is made in the maintenance and delivery to Mortgagee of insurance required to be maintained and delivered hereunder, without notice or grace of any kind; or

         (e)      If (i) (i) The Mortgagor shall file a voluntary petition for relief under the United States Bankruptcy Code (the "Bankruptcy Code") or any similar law, state or federal, now or hereafter in effect, or

                  (ii) The Mortgagor shall file an answer admitting insolvency or inability to pay its debts, or

                  (iii) Within ninety (90) days after the filing against Mortgagor of any involuntary proceedings under such Bankruptcy Code or similar law, such proceedings shall not have been vacated or stayed, or

                  (iv) The Mortgagor shall be adjudicated a bankrupt, or a trustee or receiver shall be appointed for the Mortgagor or for all or the major part of the Mortgagor's property or the Premises, in any involuntary proceeding, or

                                                                   EXHIBIT 10.19

                           any court shall have taken jurisdiction of all or the major part of the Mortgagor's property or the Premises in any involuntary proceeding for the reorganization, dissolution, liquidation or winding up of the Mortgagor, and such trustee or receiver shall not be discharged or such jurisdiction relinquished or vacated or stayed on appeal or otherwise stayed within ninety (90) days, or

                  (v) The Mortgagor shall make an assignment for the benefit of creditors or shall admit in writing its inability to pay its debts generally as they become due or shall consent to the appointment of a receiver or trustee or liquidator of all or the major part of its property, or the Premises; or

         (f) If any default shall exist under the provisions of Section 25 hereof or under the Assignment; or

         (g) if default shall continue for thirty (30) days after notice thereof by the Mortgagee to the Mortgagor in the due and punctual performance or observance of any other agreement or condition herein contained, provided, however, that in the event of a default which is not capable of being cured within said 30 day period, the time to cure the same shall be extended for an additional 30 day period if within said 30 day period, Mortgagor shall initiate and diligently pursue a course of action reasonably expected to cure such default; or

         (h)      If the Premises shall be abandoned; or

         (i) If any representation made by or on behalf of Mortgagor in connection with the Indebtedness Hereby Secured, shall prove untrue in any material respect; or

         (j) If any guarantor of the Indebtedness Hereby Secured shall terminate, repudiate; revoke or disavow any of its or his obligations under its or his guarantee agreement executed by it or him in connection with the Indebtedness Hereby Secured, or breach any of the terms of such guarantee agreement;

then the Mortgagee is hereby authorized and empowered, at its option, and without affecting the lien hereby created or the priority of said lien or any right of the Mortgagee hereunder, to declare, without further notice all Indebtedness Hereby Secured to be immediately due and payable, whether or not such default is thereafter remedied by the Mortgagor, and the Mortgagee may immediately proceed to foreclose this Mortgage and/or exercise any right, power or remedy provided by this Mortgage, the Note, the Assignment, any of the other Loan Documents, or by law or in equity conferred.

In any case in which under the provisions of this Mortgage Mortgagee has a right to institute foreclosure proceedings, whether before or after the whole principal sum secured hereby is declared to be immediately due as aforesaid, or whether before or after the institution of legal proceedings to foreclose the lien hereof or before or after judgment thereunder, and at all times until confirmation of sale, Mortgagor shall forthwith, upon demand of Mortgagee, surrender to Mortgagee and Mortgagee shall be entitled to take and upon Mortgagee's request to the court to be placed in actual possession of the Premises or any part thereof, personally, or by its agent or

                                                                   EXHIBIT 10.19

attorneys as provided in Subsections (b)(2) and (c) of Section 5/15-1701 of the Illinois Mortgage Foreclosure Law (the "Act"). In such event Mortgagee in its discretion may, with or without force and with or without process of law, enter upon and take and maintain or may apply to the court in which a foreclosure is pending to be placed in possession of all or any part of said Premises, together with all documents, books, records, papers and accounts of Mortgagor or the then owner of the Premises relating thereto, and may exclude Mortgagor, it agents or servants, wholly therefrom and may, as attorney in fact or agent of Mortgagor, or in its own name as Mortgagee and under the powers herein granted, hold, operate, manage and control the Premises and conduct the business, if any, thereof, either personally or by its agents, and with full power to use such measures, legal or equitable, as in its discretion or in the discretion of its successors or assigns may be deemed proper or necessary to enforce the payment or security of the avails, rents, issues, and profits of the Premises, including actions for the recovery of rent, actions in forcible detainer and actions in distress for rent, and with full power: (a) to cancel or terminate any lease or sublease for any cause or on any ground which would entitle Mortgagor to cancel the same; (b) to elect to disaffirm any lease or sublease which is then subordinate to the lien hereof; (c) to extend or modify any then existing leases and to make new leases, which extensions, modifications and new leases may provide for terms to expire, or for options to lessees to extend or renew terms to expire, beyond the maturity date of the indebtedness hereunder and beyond the date of the issuance of a deed or deeds to a purchaser or purchasers at a foreclosure sale, it being understood and agreed that any such leases, and the options or other such provisions to be contained therein, shall be binding upon Mortgagor and all persons whose interests in the Premises are subject to the lien hereof and upon the purchaser or purchasers at any foreclosure sale, notwithstanding any redemption from sale, discharge of the Mortgage indebtedness, satisfaction of any foreclosure decree, or issuance of any certificate of sale or deed to any purchaser; (d) to enter into any management, leasing or brokerage agreements covering the Premises; (e) to make all necessary or proper repairs, decorating, renewals, replacements, alterations, additions, betterments and improvements to the Premises as to it may seem judicious; (f) to insure and reinsure the same and all risks incidental to Mortgagee's possession, operation and management thereof; and (g) to receive all of such avails, rents, issues and profits; hereby granting full power and authority to exercise each and every of the rights, privileges and powers herein granted at any and all times hereafter, without notice to Mortgagor. Without limiting the generality of the foregoing provisions of this Section, Mortgagee shall also have all power, authority and duties as provided in Section 5/15-1703 of the Act.

Mortgagee shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge, any obligation, duty or liability under any leases. Mortgagor shall and does hereby agree to indemnify and hold Mortgagee harmless of and from any and all liability, loss or damage which it may or might incur by reason of its performance of any action authorized under this Section 19 and of and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements of Mortgagor. Should Mortgagee incur any such liability, loss or damage, by its performance or nonperformance of actions authorized by this Section, or in the defense of any claims or demands, the amount thereof, including costs, expenses and reasonable attorneys' fees, together with interest on any such amount at the Default Rate (as that term is hereinafter defined) shall be secured hereby, and Mortgagor shall reimburse Mortgagee therefore immediately upon demand.

                                                                   EXHIBIT 10.19

20. FORECLOSURE. When the Indebtedness Hereby Secured, or any part thereof, shall become due, whether by acceleration or otherwise, the Mortgagee shall have the right to foreclose the lien hereof for such Indebtedness or part thereof. In any suit or proceeding to foreclose the lien hereof, there shall be allowed and included as additional indebtedness in the decree for sale, all reasonable expenditures and expenses which may be paid or incurred by or on behalf of the Mortgagee for reasonable attorneys' fees, appraisers' fees, outlays for documentary and expert evidence, stenographers' charges, publication costs, and costs (which may be estimated as to items to be expended after entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies, and similar data and assurance with respect to title, as the Mortgagee may deem reasonably necessary either to prosecute such suit or to evidence to bidders at sales which may be had pursuant to such decree, the true conditions of the title to or the value of the Premises. All expenditures and expenses of the nature in this Section mentioned, and such expenses and fees as may be incurred in the protection of the Premises and the maintenance of the lien of this Mortgage, including the fees of any attorney employed by the Mortgagee in any litigation or proceedings affecting this Mortgage, the Note or the Premises, including probate and bankruptcy proceedings, or in preparation for the commencement or defense of any proceeding or threatened suit or proceeding, shall be immediately due and payable by the Mortgagor, with interest thereon at the Default Rate. If the Premises consist of multiple parcels, Mortgagee, in its sole and absolute discretion, may elect to foreclosure on less than all of the parcels.

21. PROCEEDS OF FORECLOSURE SALE. The proceeds of any foreclosure sale of the Premises shall be distributed and applied in the following order of priority:
First, on account of all costs and expenses incident to the foreclosure proceedings, including all such items as are mentioned in Section 20 hereof, Second, all other items which, under the terms hereof, constitute Indebtedness Hereby Secured additional to that evidenced by the Note, with interest on such items as herein provided; Third, to interest and any premium remaining unpaid upon the Note; Fourth, to the principal remaining unpaid upon the Note; and lastly, any overplus to the Mortgagor, and its successor or assigns, as their rights may appear.

22. RECEIVER. Upon, or at any time after, the filing of a complaint to foreclose this Mortgage, the court in which such complaint is filed may appoint a receiver of the Premises. Such appointment may be made either before or after sale, without notice, without regard to solvency or insolvency of the Mortgagor at the time of application for such receiver, and without regard to the then value of the Premises or whether the same shall be then occupied as a homestead or not; and the Mortgagee hereunder or any holder of the Note may be appointed as such receiver. Such receiver shall have the power to collect the rents, issues and profits of the Premises during the pendency of such foreclosure suit and, in case of a sale and a deficiency, during the full statutory period of redemption, if any, whether there be a redemption or not, as well as during any further times when the Mortgagor, except for the intervention of such receiver, would be entitled to collection of such rents, issues and profits, and all other powers which may be necessary or are usual in such cases for the protection, possession, control, management and operation of the Premises during the whole of said period, the court may, from time to time, authorize the receiver to apply the net income from the Premises in his hands in payment in whole or in part of:

                                                                   EXHIBIT 10.19

         (a) The Indebtedness Hereby Secured or the indebtedness secured by any decree foreclosing this Mortgage, or any tax, special assessment or other lien which may be or become superior to the lien hereof or of such decree, provided such application is made to the foreclosure sale; or

         (b)      The deficiency in case of a sale and deficiency.

23. INSURANCE UPON FORECLOSURE. In case of an insured loss after foreclosure proceedings have been instituted, the proceeds of any insurance policy or policies, if not applied in Restoring the Improvements, as aforesaid, shall be used to pay the amount due in accordance with any decree of foreclosure that may be entered in any such proceedings, and the balance, if any, shall be paid as the court may direct. In the case of foreclosure of this Mortgage, the court, in its decree, may provide that the Mortgagee's clause attached to each of the casualty insurance policies may be canceled and that the decree creditor may cause a new loss clause to be attached to each of said casualty insurance policies making the loss thereunder payable to said decree creditors; and any such foreclosure decree may further provide that in case of one or more redemptions under said decree, pursuant to the statutes in each such case made and provided, then in every such case, each and every successive redemptor may cause the preceding loss clause attached to each casualty insurance policy to be canceled and a new loss clause to be attached thereto, making the loss thereunder payable to such redemptor. In the event of foreclosure sale, the Mortgagee is hereby authorized, without the consent of the Mortgagor, to assign any and all insurance policies to the purchaser at the sale, or to take other steps as the Mortgagee may deem advisable to cause the interest of such purchaser to be protected by any of said insurance policies.

24. WAIVER. The Mortgagor hereby covenants and agrees that it will not at any time insist upon or plead, or in any manner whatever claim or take any advantage of, any stay, exemption or extension law or any so-called "Moratorium Law" now or at any time hereafter in force, nor claim, take or insist upon any benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisement of the Premises, or any part thereof, prior to any sale or sales thereof to be made pursuant to any provisions herein contained, or to decree, judgment or order of any court of competent jurisdiction; or after such sale or sales claim or exercise, any rights under any statute now or hereafter in force to redeem the property so sold, or any part thereof, or relating to the marshaling thereof, upon foreclosure sale or other enforcement hereof. THE MORTGAGOR HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS OF REDEMPTION FROM SALE UNDER ANY ORDER OR DECREE OF FORECLOSURE OF THIS MORTGAGE, ON ITS OWN BEHALF, ON BEHALF OF THE BENEFICIARIES OF MORTGAGOR, AND ON BEHALF OF ALL OTHER PERSONS CLAIMING OR HAVING AN INTEREST (DIRECT OR INDIRECT) BY, THROUGH OR UNDER MORTGAGOR, AND ON BEHALF OF EACH AND EVERY PERSON ACQUIRING ANY INTEREST IN OR TITLE TO THE PREMISES SUBSEQUENT TO THE DATE HEREOF, IT BEING THE INTENT HEREOF THAT ANY AND ALL SUCH RIGHTS OF REDEMPTION OF THE MORTGAGOR AND OF ALL OTHER PERSONS ARE AND SHALL BE DEEMED TO BE HEREBY WAIVED TO THE FULL EXTENT PERMITTED BY THE PROVISIONS OF CHAPTER 735, SECTION 5/15-1601 OF THE ILLINOIS COMPILED STATUTES OR OTHER APPLICABLE LAW OR REPLACEMENT STATUTES. The Mortgagor will not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any right, power or remedy herein or otherwise granted or delegated to the Mortgagee, but will suffer

                                                                   EXHIBIT 10.19

and permit the execution of every such right, power and remedy as though no such law or laws had been made or enacted. If the Mortgagor is a trustee, Mortgagor represents that the provisions of this Section (including the waiver of redemption rights) were made at the express direction of Mortgagor's beneficiaries and the persons having the power of direction over Mortgagor and are made on behalf of the Trust Estate of Mortgagor and all beneficiaries of Mortgagor, as well as all other persons mentioned above.

25. ASSIGNMENT. As further security for the Indebtedness Hereby Secured, the Mortgagor has, concurrently herewith, executed and delivered to the Mortgagee a separate instrument (herein called the "Assignment") dated as of the date hereof, wherein and whereby, among other things, the Mortgagor has assigned to the Mortgagee all of the rents, issues and profits and/of any and all leases and/or rights of management of the Premises, all as therein more specifically set forth, which said Assignment is hereby incorporated herein by reference as fully and with the same effect as if set forth herein at length. The Mortgagor agrees that it will duly perform and observe all of the terms and provisions on its part to be performed and observed under the Assignment. The Mortgagor further agrees that it will duly perform and observe all the terms and provisions on lessor's part to be performed and observed under any and all leases of the Premises to the end that no default on the part of lessor shall exist thereunder. Nothing herein contained shall be deemed to obligate the Mortgagee to perform or discharge any obligation, duty or liability of lessor under any lease of the Premises, and the Mortgagor shall and does hereby indemnify and hold the Mortgagee harmless from any and all liability, loss or damage which the Mortgagee may or might incur under any lease of the Premises or by reason of the Assignment; and any and all such liability, loss or damage incurred by the Mortgagee, together with the costs and expenses, including reasonable attorneys' fees, incurred by the Mortgagee in the defense of any claims or demands therefor (whether successful or not), shall be so much additional Indebtedness Hereby Secured, and the Mortgagor shall reimburse the Mortgagee therefor on demand, together with interest at the Default Rate from the date of demand to the date of payment.

Without first obtaining the prior written consent of Mortgagee, which shall not be unreasonably withheld, Mortgagor will not (i) execute any further assignment of any of its right, title or interest in any lease or rents and profits of the Premises (except to Mortgagee); or (ii) terminate or consent to the cancellation or surrender of any lease of the Premises; or (iii) terminate or consent to the consent or cancellation or surrender of any other lease of the Premises or of any part thereof, now existing or hereafter to be made; or (iv) modify any lease of the Premises; or (v) accept prepayments of any installments of rent to become due under any of said leases, except prepayments in the nature of security for the performance by a lessee of its obligations thereunder; or (vi) in any other manner impair the value of the Premises or the security of this Mortgage; or
(vii) execute any lease of all or any portion of the Premises; or (viii) permit any-lease of the Premises or any part thereof to become subordinate to any lien other than the lien of this Mortgage. All leases of the Premises or any part thereof are subject to the approval of Mortgagee, which shall not be unreasonably withheld.

26. MORTGAGEE IN POSSESSION. Nothing herein contained shall be construed as constituting the Mortgagee a mortgagee or trustee in possession of the Premises or the Collateral in the absence of the actual taking of possession of the Premises by the Mortgagee.

                                                                   EXHIBIT 10.19

27. BUSINESS LOAN. It is understood and agreed that the loan evidenced by the Note and secured hereby is a business loan within the purview of Section 205/4 of Chapter 815 of Illinois Compiled Statutes (or any substitute, amended, or replacement statutes) transacted solely for the purpose of carrying on or acquiring the business of the Mortgagor or, if the Mortgagor is a trustee, for the purpose of carrying on or acquiring the business of the beneficiaries of the Mortgagor as contemplated by said Section.

28. ENVIRONMENTAL CONDITIONS. Mortgagor represents that except as disclosed in that certain Phase I environmental site assessment of The Imperial, 1366 West Fullerton Avenue, Chicago, Illinois prepared by GaiaTech, Incorporated dated as of November 25, 1997 under Project No. 2267-60: (i) Mortgagor has not used Hazardous Materials (as defined hereinafter) on, from or affecting the Premises in any manner which violates federal, State of Illinois or any Illinois unit of local government's laws, ordinances, rules, regulations, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials, and that, to the best knowledge of Mortgagor, no prior owner of the Premises or any tenant, subtenant, occupant, prior tenant, prior subtenant or prior occupant has used Hazardous Materials on, from or affecting the Premises in any manner which violates federal, state or local laws, ordinances, rules, regulations or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials; (ii) Mortgagor has never received any notice of any violations of federal, State of Illinois or Illinois local governmental unit laws, ordinances, rules, regulations or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials and, to the best knowledge of Mortgagor, there have been no actions commenced or threatened by any party for noncompliance. For purposes of this Mortgage, "Hazardous Materials" includes, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances or related materials defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Hazardous Materials Transportation Act, as amended (42 U.S.C. Sections 1801, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 6901, et seq.), and in the regulations adopted and publications promulgated pursuant thereto.

Mortgagor shall keep or cause the Premises to be kept free of Hazardous Materials except to the extent that such Hazardous Materials are stored and/or used in compliance with applicable law, and, without limiting the foregoing, Mortgagor shall not cause or permit the Premises to be used to generate, manufacture, refine, transport, treat, store, handle, dispose of, transfer, produce, or process Hazardous Materials, except in compliance with all applicable federal, state and local laws and regulations, nor shall Mortgagor cause or permit, as a result of any intentional or unintentional act or omission on the part of Mortgagor a release of Hazardous Materials onto the Premises or onto any other property, and Mortgagor shall use its best efforts to prevent any intentional act or omission on the part of any tenant, subtenant or occupant from releasing Hazardous Materials onto the Premises or onto any other property.

Upon written notice from Mortgagee to Mortgagor for reasonable cause, Mortgagor shall (i) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions necessary to clean up and remove all Hazardous Materials, on, under, from or affecting the Premises in accordance with all applicable federal, state and local laws,

                                                                   EXHIBIT 10.19

ordinances, rules, regulations and policies, to the reasonable satisfaction of Mortgagee, and in accordance with the orders and directives of all federal, state, and local governmental authorities and (ii) defend, indemnify and hold harmless Mortgagee, its employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, out-of-pocket costs or expenses of whatever kind or nature, known or unknown, contingent or otherwise, arising out of, or in any way related to, (a) the presence, disposal, release or threatened release of any Hazardous Materials on, over, under, from, or affecting the Premises or the soil, water, vegetation, buildings, personal property, persons or animals thereon; (b) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials; (c) any lawsuit brought or threatened, settlement reached or government order relating to such Hazardous Materials, and/or (d) any violation of laws, orders, regulations, or requirements of Mortgagee, which are based upon or in any way related to such Hazardous Materials including, without limitation, reasonable attorneys' and consultants' fees, investigation and laboratory fees, court costs, and litigation expenses.

29. CONTESTS. Notwithstanding anything to the contrary herein contained, Mortgagor shall have the right to contest by appropriate legal proceedings diligently prosecuted any Taxes imposed or assessed upon the Premises or which may be or become a lien thereon and any mechanics', materialmen's or other liens or claims for lien upon the Premises (all herein called "Contested Liens"), and no Contested Lien shall constitute an Event of Default hereunder, if, but only if:

         (a) Mortgagor shall forthwith give notice of any Contested Lien to Mortgagee at the time the same shall be asserted;

         (b) Mortgagor shall deposit with Mortgagee the full amount (herein called the "Lien Amount") of such Contested Lien, together with such amount as Mortgagee may reasonably estimate as interest or penalties which might arise during the period of contest; provided that in lieu of such payment Mortgagor may furnish to Mortgagee a bond or title indemnity in such amount and form, and issued by a bond or title insuring company, as may be satisfactory to Mortgagee;

         (c) Mortgagor shall diligently prosecute the contest of any Contested Lien by appropriate legal proceedings having the effect of staying the foreclosure or forfeiture of the Premises, and shall permit Mortgagee to be represented in any such contest and shall pay all expenses incurred by Mortgagee in so doing, including reasonable fees and expenses of Mortgagee's counsel (all of which shall constitute so much additional Indebtedness Hereby Secured bearing interest at the Default Rate until paid, and payable upon demand); and

         (d) Mortgagor shall pay such Contested Lien and all Lien Amounts together with interest and penalties thereon (i) if and to the extent that any such Contested Lien shall be determined adverse to Mortgagor, or (ii) forthwith upon demand by Mortgagee if, in the reasonable opinion of Mortgagee, and notwithstanding any such contest, the Premises shall be in jeopardy or in danger of being forfeited or foreclosed; provided that if Mortgagor shall fail so to do, Mortgagee may, but shall not be required to, pay all such Contested Liens and Lien Amounts and interest and penalties thereon and such other sums as may be necessary in the

                                                                   EXHIBIT 10.19

                  judgment of the Mortgagee to obtain the release and discharge of such liens; and any amount expended by Mortgagee in so doing shall be so much additional Indebtedness Hereby Secured bearing interest at the Default Rate until paid, and payable upon demand; and provided further that Mortgagee may in such case use and apply for the purpose monies deposited as provided in Subsection 29(b) above and may demand payment upon any bond or title indemnity furnished as aforesaid.

30. TITLE IN MORTGAGOR'S SUCCESSORS. In the event that the ownership of the Premises or any part thereof becomes vested in a person or persons other than the Mortgagor, the Mortgagee may, without notice to the Mortgagor, deal with such successor or successors in interest of the Mortgagor with reference to this Mortgage and the Indebtedness Hereby Secured in the same manner as with the Mortgagor. The Mortgagor will give immediate written notice to the Mortgagee of any conveyance, transfer or change of ownership of the Premises, but nothing in this Section 30 contained shall vary or negate the provisions of Section 17 hereof.

31. RIGHTS CUMULATIVE. Each right, power and remedy herein conferred upon the Mortgagee is cumulative and in addition to every other right, power or remedy, express or implied, given now or hereafter existing, at law or in equity, and each and every right, power and remedy herein set forth or otherwise so existing may be exercised from time to time as often and in such order as may be deemed expedient by the Mortgagee, and the exercise or the beginning of the exercise of one right, power or remedy shall not be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy; and no delay or omission of the Mortgagee in the exercise of any right, power or remedy accruing hereunder or arising otherwise shall impair any such right, power or remedy, or be construed to be a waiver of any default or acquiescence therein.

32. SUCCESSORS AND ASSIGNS. This Mortgage and each and every covenant, agreement and other provision hereof shall be binding upon the Mortgagor and its successors and assigns (including, without limitation, each and every from time to time record owner of the Premises or any other person having an interest therein) and shall inure to the benefit of the Mortgagee and its successors and assigns. Wherever herein the Mortgagee is referred to, such reference shall be deemed to include the holder from time to time of the Note, whether so expressed or not; and each such from time to time holder of the Note shall have and enjoy all of the rights, privileges, powers, options, benefits and security afforded hereby and hereunder, and may enforce every and all of the terms and provisions hereof, as fully and to the same extent and with the same effect as if such from time to time holder was herein by name specifically granted such rights, privileges, powers, options, benefits and security and was herein by name designated the Mortgagee.

33. PROVISIONS SEVERABLE. The unenforceability or invalidity of any provision or provisions hereof shall not render any other provision or provisions herein contained unenforceable or invalid.

34. WAIVER OF DEFENSE. No action for the enforcement of the lien or any provision hereof shall be subject to any defense which would not be good and available to the party interposing the same in an action at law upon the Note.

                                                                   EXHIBIT 10.19

35. CAPTIONS AND PRONOUNS. The captions and headings of the various sections of this Mortgage are for convenience only, and not to be construed as confining or limiting in any way the scope or intent of the provisions hereof. Whenever the context requires or permits, the singular number shall include the plural, the plural shall include the singular and the masculine, feminine and neuter genders shall be freely interchangeable.

36. MAXIMUM INDEBTEDNESS HEREBY SECURED AND FUTURE ADVANCES. In no event shall the Indebtedness Hereby Secured exceed two times the stated principal amount of the Note. This Mortgage secures the repayment of all advances that Mortgagee may extend to Mortgagor under the Note, and secures not only existing indebtedness, but also secures future advances, with interest thereon, whether such advances are obligatory or to be made at the option of Mortgagee to the same extent as if such future advances were made on the date of the execution of this Mortgage, and although there may be no indebtedness outstanding at the time any advance is made.

37. ADDRESSES AND NOTICES. Any notice or other communication required or permitted to be given shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by overnight courier or U.S. Mail and shall be deemed given: (a) if served in person, when served; (b) if telecopied, on the date of transmission if before 5:00 p.m. (Chicago time) on a business day; provided that a hard copy of such notice is also sent pursuant to clause (c) or (d) below; (c) if by overnight courier, on the first business day after delivery to the courier; or (d) if by U.S. Mail, on the fourth (4th) day after deposit in the mail, postage prepaid, certified mail, return receipt requested.

If to Mortgagor:                       Sigmatron International, Inc.
                                       2201 Landmeier Road
                                       Elk Grove Village, Illinois  60007
                                       Attn:  Gary R. Fairhead
                                       Fax No.  (847) 956-8709

with a copy to:                        Henry J. Underwood, Jr., Esq.
                                       Defrees & Fiske
                                       200 South Michigan Avenue, Suite 1100
                                       Chicago, Illinois  60604
                                       Telecopier No.:  (312) 939-5617
                                       Telephone No.:  (312) 372-4000

If to Lender:                          LaSalle Bank National Association
                                       135 South LaSalle Street
                                       Chicago, Illinois 60603
                                       Attn:  Sara Huizinga
                                       Fax No.  (312) 904-0701

                                                                   EXHIBIT 10.19

with a copy to:                        Vedder, Price, Kaufman & Kammholz, P.C.
                                       Attn:  Matthew T. O'Connor, Esq.
                                       222 North LaSalle Street
                                       Chicago, Illinois 60601
                                       Fax No.  (312) 609-5005

Any party may change its respective address for the giving of notice to another address by giving at least 10 business days notice of such change. "Business Day" shall mean any day when Mortgagee is open for business other than Saturday, Sunday or any other day on which national banks in Chicago, Illinois are not required to be open for business.

38. MORTGAGOR WILL NOT DISCRIMINATE. Mortgagor covenants and agrees at all times to be in full compliance with provisions of law prohibiting discrimination on the basis of race, color, creed or national origin including, but not limited to, the requirements of Title VIII of the 1968 Civil Rights Act, or any substitute, amended or replacement Acts.

39. INTEREST AT THE DEFAULT RATE. Without limiting the generality of any provision herein or in the Note contained, from and after the occurrence of any Event of Default hereunder, all of the Indebtedness Hereby Secured shall bear interest at the interest rate after maturity or acceleration as set forth in the Note (the "Default Rate").

40. CONDITION OF TITLE. Mortgagor represents that it is the owner in fee of the Real Estate as so described on Exhibit "A" hereto, all of which is encumbered hereby as security for the Indebtedness Hereby Secured as hereinabove more fully set forth.

                            [SIGNATURE PAGE FOLLOWS]

                                                                   EXHIBIT 10.19

                 MORTGAGE AND SECURITY AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, Mortgagor has caused these presents to be signed, all on and as of the day, month and year first above written.

                                   MORTGAGOR:

                                   SIGMATRON INTERNATIONAL, INC., a
                                   Delaware corporation

                                   By:   /s/ Linda K. Blake
                                         -------------------
                                   Print Name: Linda K. Blake
                                   Its: Chief Financial Officer